UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2008

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200
Coeur d’Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

          On February 21, 2008, Rio Grande Silver, Inc. (“RGS”), a wholly-owned subsidiary of Hecla Mining Company (“Hecla”), entered into an Exploration, Development and Mine Operating Agreement (the “Agreement”) with Emerald Mining & Leasing, LLC (“EML”) and Golden 8 Mining, LLC (“G8”). Under the terms of the Agreement, RGS will participate with EML and G8 in the exploration, evaluation and possible development and mining of mineral resources on certain properties in Mineral County, State of Colorado (“Assets”). EML, G8 and RGS shall manage and operate under the name of “San Juan Silver Mining Joint Venture” (“Venture”), and RGS shall be the initial operator.

          As part of their contribution to the Venture, EML and G8 shall contribute the Assets, which are valued pursuant to the terms of the Agreement at $9,428,571 ($4,714,286 each to EML and G8). In return, RGS’s contribution to the Venture will be 927,716 unregistered shares of Hecla common stock, which is valued at $8,900,000 at the Agreement date. EML and G8 shall each receive 463,858 shares of Hecla common stock. The Agreement also provides for the issuance of $2,200,000 in additional shares of Hecla common stock (which may be restricted as that term is defined under Rule 144), prior to the first anniversary of the Agreement date, valued as provided in the Agreement, and calls for RGS to perform work over a period of time, all pursuant to certain terms under the Agreement.

          The Agreement is incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 3.02. Unregistered Sales of Equity Securities.

San Juan Silver Mining Joint Venture

          As described in Item 1.01 above, on February 21, 2008, Hecla issued 927,716 unregistered shares of Hecla Mining Company common stock in private placements pursuant to Section 4(2) of the Securities Act and Regulation D to an “accredited investor” to enter into a joint venture in Mineral County in the State of Colorado. The Agreement also provides for the issuance of $2,200,000 in additional shares of Hecla common stock (which may be restricted as that term is defined under Rule 144), prior to the first anniversary of the Agreement date, valued as provided in the Agreement, and calls for RGS to perform work over a period of time, all pursuant to certain terms under the Agreement.

          The Agreement is incorporated by reference herein to provide you with information regarding its terms. It is not intended to provide any other factual information about us. Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

         (d) Exhibits

Exhibit Number	Description

2.1	Exploration, Development and Mining Operating Agreement, dated February 21, 2008, by and among Emerald Mining & Leasing, LLC, Golden 8 Mining, LLC, and Rio Grande Silver, Inc.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2008

Hecla Mining Company

By:	/s/ Philip C. Wolf
Philip C. Wolf
Senior Vice President & General Counsel